COMMONWEALTH SHAREHOLDER SERVICES, INC.
                          1500 FOREST AVENUE, SUITE 223
                               RICHMOND, VA 23229
                                 (800) 527-9525


February 11, 2003

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Public Filing Desk
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   The World Funds, Inc.
      GenomicsFund series
      File Numbers:  811-8255/333-29289
      Preliminary Proxy Material

Ladies and Gentlemen:

     Transmitted herewith for electronic filing via the EDGAR system for the World Funds, Inc., (the "Company"), please find enclosed, pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of GenomicsFund (the "Fund") in connection with a special meeting of shareholders to be held on March 25, 2003. The enclosed proxy material contains a description of a meeting at which the permanent agreements are to be approved by the Board of Directors. The meeting is anticipated to occur on February 20, 2003. The definitive proxy materials will be sent to shareholders on or about February 25, 2003.

     At the special meeting, shareholders will vote to approve or disapprove a new Investment Advisory Agreement and a new Sub-Advisory Agreement on behalf of the Fund, and to transact any other business that may properly come before the special meeting or any adjournment of the special meeting.

     Please direct questions and comments relating to this filing to Steven M. Felsenstein, Esq. at (215) 988-7837 or Terrance James Reilly, Esq. at (215) 988-7815.

Sincerely,



/s/John Pasco, III
-------------------
John Pasco, III

Enclosure

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934(Amendment No._____)

 Filed by the Registrant Filed by a Party other than the Registrant X Check the appropriate box:

X    Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant toss.240.14a-12

                        THE WORLD FUNDS, INC.
--------------------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

               COMMONWEALTH SHAREHOLDER SERVICES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box): X No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)Title of each class of securities to which transaction
      applies:
--------------------------------------------------------------------------------
    2)Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    4)Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    5)Total fee paid:
--------------------------------------------------------------------------------

    Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)Amount Previously Paid:
--------------------------------------------------------------------------------
    2)Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    3)Filing Party:
--------------------------------------------------------------------------------
    4)Date Filed:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               OF THE GENOMICSFUND

                            TO BE HELD MARCH 25, 2003


To the Shareholders of the GenomicsFund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the GenomicsFund (the "Fund"), a series of shares of the World Funds, Inc. (the "Company"), will be held at 10:00 a.m. (Eastern time), on March 25, 2003, at the offices of the Company, 1500 Forest Avenue, Suite 223, Richmond, VA 23229, for the following purposes:

     1.   To approve or disapprove a new Investment  Advisory  Agreement between
          the  Company,   on  behalf  of  the  Fund  and  Commonwealth   Capital
          Management, LLC (the "New Adviser").

     2. To approve or disapprove a new Sub-Advisory Agreement between the New Adviser and Satuit Capital Management, LLC (the "Sub-Adviser"), to authorize the Sub-Adviser to provide sub-advisory services to the New Adviser for the benefit of the Fund.

     The Fund also may transact such other business that may properly come before the Special Meeting or any adjournment thereof. Information concerning the proposals is provided in the proxy statement attached to this Notice. Shareholders of record at the close of business on February 7, 2002 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD(S) PROMPTLY.

February 25, 2003              By Order of the Board of Directors,
Richmond, Virginia             F. Byron Parker, Jr., Esq., Secretary

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                               - - - - - -- - - -
                                 PROXY STATEMENT
                               - - - - - -- - - -

                                                      February 25, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The World Funds, Inc. (the "Company"). The proxies will be voted at the Special Meeting of Shareholders of the GenomicsFund (the "Fund"), a series of shares of the Company. The Special Meeting will be held at 10:00 a.m., (Eastern time), on March 25, 2003, at the offices of the Company, 1500 Forest Avenue, Suite 223, Richmond, VA 23229, for the purposes set forth in the accompanying Notice of Special Meeting.

     If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Directors of the Company recommends a vote FOR the new investment advisory agreement and FOR the new sub-advisory agreement. If no instructions are specified on the proxy, shares will be voted FOR proposals No. 1 and 2, and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

     At the close of business on the record date, February 7, 2003, there were 4,106,443.290 shares of the Fund outstanding. Each shareholder is entitled to one full vote for each full share and a proportionate vote for each fractional share of the Fund held as of the record date. It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about February 25, 2003. The costs of the Special Meeting, and of this solicitation, will be borne by the proposed new investment adviser. The solicitation will be largely by mail but may include, without cost to the Fund, telephonic or oral communications by regular employees of xGENx, LLC, the Fund's previous investment adviser, Commonwealth Capital Management, LLC, the Fund's proposed new investment adviser and by Commonwealth Shareholder Services, Inc., the Fund's administrator.

     THE FUND PREPARES AND MAILS TO ITS SHAREHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE FUND WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED AUGUST 31, 2002. REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO THE FUND AT 1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229 OR BY CALLING, TOLL FREE, (800) 527-9525. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

     YOUR  VOTE IS  IMPORTANT.  PLEASE  CALL  (800)  527-9525  IF YOU  HAVE  ANY
QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (804) 285-8018.

              PROPOSAL NO. 1 APPROVAL OF A NEW ADVISORY AGREEMENT

INTRODUCTION

     The Board of Directors of the Company (the "Board") is recommending that the shareholders approve a new investment advisory agreement (the "New Advisory Agreement") between the Company, on behalf of the Fund, and Commonwealth Fund Management, LLC (the "New Adviser") dated and effective January 15, 2003. If the shareholders of the Fund approve the New Advisory Agreement, the shareholders will also be asked to approve a sub-advisory agreement (the "Sub-Advisory Agreement") between the New Adviser and Satuit Capital Management, LLC (the "Sub-Adviser"), authorizing the Sub-Adviser to act as sub-adviser to the Fund under the supervision of the New Adviser.

     The proposal to appoint the New Adviser and the Sub-Adviser is being presented to the shareholders because, under the Investment Company Act of 1940, as amended (the "1940 Act"), an agreement to provide investment advisory services to an investment company such as the Fund, must be approved by the shareholders of that company.

BACKGROUND AND REASONS

     The previous investment adviser to the Fund was xGENx, LLC. (the "Previous Adviser"). The Previous Adviser informed the Board that it had concluded that the present size of the Fund was such as to make it difficult for it to profitably serve as the investment adviser of the Fund on a continuing basis. The Previous Adviser also concluded that the present size of the Fund would make it difficult to achieve the desired investment returns for shareholders due to the proportionally higher expenses of operating a small fund, and due to the impact of the Fund's small size on the investment choices available to the Fund.

     In addition, the Previous Adviser noted that the Fund's expenses include many costs that are incurred regardless of the size of the Fund, such as the cost of maintaining the Fund's status as an open-end investment company, the cost of complying with the Securities and Exchange Commission (the "SEC") and state reporting requirements, auditing and legal fees, and many other fixed costs incurred regardless of the number of shareholders or the size of the Fund. Although the Fund was the beneficiary of an expense limitation agreement with the Previous Adviser that limited the expense ratio of the Fund, the Previous Adviser concluded that it could not continue that agreement indefinitely.

     The Previous Adviser has also expressed concern to the Board that the small size of the Fund limited the alternatives available to the Previous Adviser in managing the Fund's portfolio of investments, including the impact of limiting the Fund's access to desirable securities. Finally, certain investment costs, such as brokerage commissions, are not subject to the expense limitation provision, and can reduce the investment returns achieved by the Fund. In the light of these factors, the Previous Adviser consulted with the Board to discuss what course would be in the best interests of the shareholders of the Fund.

     In evaluating these concerns, the Board considered the alternatives available to the Board and the shareholders to respond to the concerns raised by the Previous Adviser. The Board recognized that the determining factor should be the benefit of each alternative to the shareholders, weighed against the costs and risks of the alternatives. For the reasons described below, the Board concluded that the best alternative for the shareholders at this time would be to continue the operation of the Fund, but to restructure its operation in the manner described in this proxy statement.

     One alternative that was presented to the Board to accomplish this goal involved the appointment of different investment advisers to manage the Fund. The Previous Adviser informed the Board that it had consulted with two other advisory firms, including the New Adviser (which is owned by a director of the Fund), and the Sub-Adviser, and those two firms believed they could work together to help the Fund to increase its asset base while providing quality investment advice to the Fund. The Previous Adviser and the Board recognized that an infusion of additional assets could help the Fund reduce its operating expenses and could also improve the ability of the Fund to achieve the desired investment returns for its shareholders. The Board consulted with the Previous Adviser about the proposal. The Previous Adviser indicated that the appointment of the New Adviser and the Sub-Adviser could benefit the Fund's current shareholders.

     The Board was advised that the New Adviser was prepared to enter into the New Agreement with the Company on behalf of the Fund. The New Agreement would have terms and conditions that are substantially the same as the terms in the previous investment advisory agreement (the "Previous Agreement"). The Board was advised that the Fund's New Adviser, directly or acting through its affiliates, was prepared to assume the Previous Adviser's obligations under the expense limitation agreement upon its appointment as the New Adviser, and the proposed Sub-Adviser agreed to share in that responsibility once it assumed its role as the sub-adviser to the Fund. To permit this result, the Board agreed to revise the expense limitation agreement so as to permit its assumption by the New Adviser. The New Adviser indicated that it also was prepared to assume the Previous Adviser's obligation under the expense limitation agreement during certain transition periods, all as more fully described below. The New Adviser has proposed to extend the expense limitation agreement for a period of two full years from the date it assumes the obligation.

     The expense limitation agreement provides that a party funding expense limitation amounts may recover amounts waived or paid under the expense agreement during the five subsequent years if it would not cause the expenses of the Fund to exceed the limitation during those years. Specifically, to the extent that the Fund's expense ratio is below the agreed upon contractual level in years following a waiver or payment pursuant to the expense limitation agreement, the expense guarantor could recover such amounts.

     To accomplish the goals set by the New Adviser and the Board, the New Adviser and the Sub-Adviser have agreed to use their best efforts to cause investors to contribute substantial assets to the Fund in an effort to expand the Fund and increase its asset base. While the Previous Adviser had advised the Fund that significant growth of the Fund was not likely to occur in the near future from its efforts, the Board has concluded that the New Adviser and Sub-Adviser could provide the Fund with an opportunity to grow. After considering the alternatives available to the Fund, including the merger of the Fund with another investment company or its dissolution, the Board has concluded that the appointment of the New Adviser and the Sub-Adviser will provide shareholders with the best result.

INTERIM AGREEMENT

     In order to assure that the Fund would continue to receive investment advisory services without interruption, and given the cooperation of the Previous Adviser in coordinating the transfer of its responsibilities to the Fund, it was determined by the Board that the transition from the Previous Adviser to the new advisory team would occur on January 15, 2003. The Fund's previous investment advisory agreement dated March 1, 2000 (the "Previous Advisory Agreement"), provided that the Previous Adviser could terminate the agreement upon prior written notice to the Company of not less than 60 days. However, both the Board and the Previous Adviser support the proposal to appoint the New Adviser and the Sub-Adviser, and have therefore agreed to a mutually acceptable voluntary termination of the Previous Advisory Agreement effective of January 15, 2003.

     To assure that the Fund receives the investment advice required for its safe and effective operation following the resignation of the Previous Adviser, the Board met to consider the appointment of an interim investment adviser for the Fund. Rule 15a-4 under the 1940 Act ("Rule 15a-4") provides that a board of directors of an investment company may appoint an interim investment adviser to serve pursuant to an agreement that has not yet been approved by shareholders. Rule 15a-4 permits the Board to implement an interim agreement for the Fund because the terms and compensation of this interim agreement will be identical (other than as to the effective date and the parties) as the terms and conditions of the Previous Advisory Agreement.

     The Board has also approved the Sub-Advisory Agreement pursuant to Rule 15a-4 because the services called for under the Sub-Advisory Agreement are within, and not in addition to, those provided for in the Previous Advisory Agreement. In order to immediately make available to the Fund the services of both the New Adviser and the Sub-Adviser, the Sub-Adviser has agreed to assist the New Adviser in managing the investments of the Fund by serving as a sub-adviser without charge during the period prior to the approval by shareholders of Proposal No. 2. The New Adviser has agreed to reimburse the Sub-Adviser for any out-of-pocket expenses that it may incur in providing these services to the Fund and the New Adviser, provided that the amount to be reimbursed for such expenses may not exceed the amount that the Sub-Adviser would have been entitled to be paid under the Sub-Advisory Agreement if it was then in effect.

     The New Adviser's agreement to assume the expense limitation commitment of the Previous Adviser during the period of time covered by the Interim Agreement may be deemed to relieve the Previous Adviser of a financial obligation. For this reason the Fund and the New Adviser have agreed that the fees payable under the Interim Agreement will be held as required by Rule 15a-4 until the New Agreement is approved by shareholders of the Fund.

     At a meeting of the Board of Directors of the Company held on January 7, 2003, the Board considered the report of the Previous Adviser, the proposal of the New Adviser and Sub-Adviser, the Interim Agreement, and the terms and conditions of the New Advisory Agreement and the Sub-Advisory Agreement. At the meeting, the Board of Directors, including a majority of the directors who are not "interested persons" of the Company or of the New Adviser or Sub-Adviser, voted unanimously to approve the Interim Agreement, the New Advisory Agreement and the Sub-Advisory Agreement. (See below, under "DIRECTORS' CONSIDERATION AND RECOMMENDATION" for a discussion of the factors considered by the Board.) The Board of Directors also recommended that such New Advisory Agreement and the Sub-Advisory Agreement be approved by the shareholders.

THE PREVIOUS AGREEMENT

     xGENx, LLC, 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878, previously managed the investments of the Fund pursuant to the Previous Advisory Agreement. Steve Newby owns 100% of the Previous Adviser and was the Fund's portfolio manager since its inception on March 1, 2000 until January 15, 2003. Since, July 1990, Mr. Newby has been President of Newby & Company, a securities broker-dealer located in Gaithersburg, Maryland. The Fund's Previous Advisory Agreement was last approved by the Board of Directors on February 21, 2002, when the directors, including a majority of the directors who are not "interested persons" of the Company, approved its continuation for a twelve month period commencing March 1, 2002. The Previous Advisory Agreement was last approved by the shareholders on March 1, 2000, when the initial shareholder approved the agreement as a part of the Fund's organization and pursuant to the requirements of the 1940 Act.

     Pursuant to the terms of the Previous Advisory Agreement, the Previous Adviser provided investment management services and office space to the Fund. The Previous Adviser paid the office and clerical expenses that were associated with the investment research, statistical analysis, and the supervision of the Fund's portfolio. The Previous Adviser paid the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of such investment adviser. Under the Previous Advisory Agreement, the Fund paid a monthly fee, accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the Fund's average daily net assets between $250 million and $500 million; and 0.75% on the average daily net assets of the Fund over $500 million.

     In addition, in the interest of limiting expenses of the Fund, the Previous Adviser entered into a contractual expense limitation agreement with the Company whereby the Previous Adviser agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.90%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized on accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

     For the fiscal year ended August 31, 2002, the aggregate investment advisory fee payable by the Fund to the Previous Adviser under the Previous Advisory Agreement was $136,201. For the same period, the Previous Adviser waived advisory fees totaling $117,389 and reimbursed the Fund $3,544 in expenses pursuant to the expense limitation agreement. Under certain conditions, the New Adviser will be entitled to reimbursement of fees waived or expenses remitted to the Fund by the Previous Adviser, the New Adviser, or its affiliated Administrator. The total amount of reimbursement recoverable by the New Adviser is the sum of all fees previously waived or remitted to the Fund by the Previous Adviser, the New Adviser, and the Administrator during any of the previous five years, less any reimbursement previously paid by the Fund. The total amount of recoverable reimbursements as August 31, 2002 was $255,839.

DESCRIPTION OF THREE ITEMS IN THE PREVIOUS ADVISORY AGREEMENT THAT WILL BE CHANGED IN THE NEW ADVISORY AGREEMENT

     The terms of the New Advisory Agreement are the same in all material respects as the terms of this Previous Advisory Agreement, except as follows:

     1. Change in Adviser. Under the New Advisory Agreement the investment adviser will change from the Previous Adviser to the New Adviser. Information concerning the New Adviser is provided below under "Information Concerning the New Adviser."

     2. The Sub-Adviser. Pursuant to the terms of the New Advisory Agreement, the New Adviser may from time to time employ or associate itself with such person or persons (i.e., a sub-adviser) as the New Adviser may believe to be particularly fitted to assist in the performance of the New Advisory Agreement, pursuant to a written sub-advisory agreement. Any such sub-advisory agreement must be approved by the Board of Directors of the Company and the shareholders of the Fund in accordance with and to the extent required by the 1940 Act or any rule or order of the SEC. The compensation of any such sub-adviser employed or associated with the New Adviser pursuant to a sub-advisory agreement shall be paid by the New Adviser and not the Fund, and the New Adviser will be fully responsible to the Fund for the acts and omissions of any such sub-adviser as it is for its own acts and omissions. In the event any such sub-adviser appointed hereunder is terminated, the New Adviser may provide investment advisory services to the Fund pursuant to the New Advisory Agreement without further shareholder approval. At the current time, the New Adviser intends to employ one such person, the Sub-Adviser. Information concerning the Sub-Adviser is provided below under Proposal No. 2 - "Information Concerning the Sub-Adviser." The Previous Advisory Agreement did not permit the use of a sub-adviser.

     3. Term. If approved by the shareholders of the Fund at this Special Meeting, the initial term of the New Agreement will extend for a period of two years from its effective date. Unless sooner terminated, the New Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The New Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) by the investment adviser.

DESCRIPTION OF THE PROVISIONS OF THE PREVIOUS ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT WHICH WILL REMAIN UNCHANGED

     Except as described  above,  the terms and  conditions  of the New Advisory
Agreement are the same in all material respects as the Previous Advisory Agreement. A copy of the New Advisory Agreement is attached to this proxy statement as Exhibit A. Set forth below is a summary of the provisions that are the same in both agreements.

     Pursuant to the terms of each investment advisory  agreement,  the Previous
Adviser and the New Adviser each provide investment management services and office space to the Fund. Each pays the office and clerical expenses that are associated with the investment research, statistical analysis, and the supervision of the Fund's portfolio. Each pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of such investment adviser.

     The compensation payable under the Previous Advisory Agreement and the New Advisory Agreement is the same. Pursuant to each agreement, the Fund pays a monthly fee, accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the Fund's average daily net assets between $250 million and $500 million; and 0.75% on the average daily net assets of the Fund over $500 million.

     In addition, in the interest of limiting expenses of the Fund, the Previous Adviser has entered into a contractual expense limitation agreement with the Company whereby the Previous Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.90%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized on accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. The New Adviser has assumed the Previous Advisers obligations under the contractual expense limitation agreement.

DIRECTORS' CONSIDERATION AND RECOMMENDATION

     The Board, including the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, unanimously approved the proposed New Agreement at a meeting held on January 7, 2003, subject to finalization of the related terms, including the assumption of the expense limitation agreements by the New Adviser

     In approving the New Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the New Advisory Agreement, including the fact that the New Advisory Agreement was substantially the same as the Previous Advisory Agreement; (ii) the proposed fees, including the expense limitation agreement, noting that both were the same as those currently in place for the Fund; (iii) the fact that affiliates of the New Adviser currently provide administrative services, transfer agency and dividend disbursing services and underwriting services to the Fund, and any fees received by the affiliates under those arrangements; (iv) the fact that John Pasco, III, Chairman of the Board and an officer of the Fund was an affiliated person of the New Adviser, the Fund's administrator, transfer agent and dividend disbursing agent and principal underwriter, and could benefit by the new contractual arrangements; (v) the nature, quality and extent of the services provided under the Previous Advisory Agreement and the representation that services under the New Advisory Agreement would be the same; (vi) the fact that the New Adviser intended to employ the Sub-Adviser; (vii) information concerning the New Adviser and the Sub-Adviser, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (vii) information on the profitability of the New Adviser; (ix) the code of ethics of the New Adviser; (x) comparative industry data on the performance, fee levels and expense ratios of the Fund and its competitors; and (xi) the recommendation of the Previous Adviser.

     After a discussion regarding the proposed New Advisory Agreement, the Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the New Advisory Agreement and submit it, with a recommendation for approval, to the shareholders for vote at the Special Meeting.

     In the event that the New Advisory Agreement is not approved, the Board will have to determine what additional steps are in the interest of the Fund and its shareholders. The New Adviser may not agree to continue to provide services to the Fund if the New Advisory Agreement is not approved. The Board would need to consider how the Fund could continue to operate in the event the New Adviser does not continue, and another investment adviser cannot be found to serve on terms acceptable to the Fund. In addition, if the New Advisory Agreement is not approved at this Special Meeting, the Fund will not take any action on Proposal No. 2, the approval of the Sub-Advisory Agreement.

Information Concerning the New Adviser

     The New Adviser's offices are located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The New Adviser is wholly-owned subsidiary of Commonwealth Capital Management, Inc., a Virginia Corporation with principal offices located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The New Adviser and Commonwealth Capital Management, Inc. are solely owned by John Pasco, III, who is also the Chairman of the Board and an officer of the Company.

     The following are the names, addresses and principal occupations of the principal executive officer and each director of the New Adviser:

----------------------------------------------------------------------
Name, address and position          Principal occupation
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III                     Mr. Pasco is Chairman, Director
1500 Forest Avenue                  and Treasurer of the Company;
Suite 223                           Treasurer and Director of the
Richmond, Virginia 23229            Administrator; President and
                                    Director of First Dominion
President and Director              Capital Corp., the Company's
                                    underwriter; Director and
                                    shareholder of Fund Services,
                                    Inc., the Company's Transfer and
                                    Disbursing Agent; President and
                                    Treasurer of Commonwealth
                                    Capital Management, Inc.;
                                    Shareholder of Commonwealth Fund
                                    Accounting, which provides
                                    bookkeeping services to the
                                    Fund; and Chairman, Director and
                                    Treasurer of Vontobel Funds,
                                    Inc.  Mr. Pasco is also a
                                    certified public accountant.
----------------------------------------------------------------------

     The New Adviser does not currently serve as an investment adviser to any other registered investment companies.

SERVICES TO THE FUND BY RELATED ENTITIES

     John Pasco, III, Chairman of the Board and an officer of the Company, owns or controls the Administrator and First Dominion Capital Corp. ("FDCC"), the Company's principal underwriter. Fund Services, Inc. ("FSI") serves as the Fund's transfer and dividend disbursing agent. Mr. Pasco owns one-third of the stock of FSI. Commonwealth Fund Accounting ("CFA") serves as the Fund's accounting services agent. Mr. Pasco owns one-half of the stock of CFA. During the fiscal year ended August 31, 2002, FDCC received no compensation on the sale of Fund shares; the Administrator received $40,862 from the Fund for administrative services; CFA received $24,700 from the Fund for accounting services; and FSI received $49,162 from the Fund for transfer agent and dividend disbursing services. If the New Agreement is approved, it is expected that these services will continue to be provided by the Administrator, FDCC, CFA and FSI under the present agreements.

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE NEW ADVISORY AGREEMENT.

              PROPOSAL NO. 2 APPROVAL OF A SUB-ADVISORY AGREEMENT

     If the New Advisory Agreement is approved, the Board of Directors of the Company is recommending that the Sub-Advisory Agreement between the New Adviser and the Sub-Adviser also be approved. Under the Sub-Advisory Agreement, the New Adviser would be able to employ the Sub-Adviser to provide investment management services to the Fund under the supervision of the New Adviser. The terms of the Sub-Advisory Agreement are similar in all material respects to the terms of the New Advisory Agreement. A copy of the Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. Set forth below is a summary of the terms of the Sub-Advisory Agreement.

     Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the New Adviser, provides investment management services to the Fund. The Sub-Adviser pays the office and clerical expenses that are associated with the investment research, statistical analysis, and the supervision of the Fund's portfolio. The Sub-Adviser pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of the Sub-Adviser.

     For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a monthly fee of one-half of the investment advisory fees received from the Fund by the New Adviser under the New Advisory Agreement. Such fee is paid by the New Adviser and not by the Fund.

DIRECTORS' CONSIDERATION AND RECOMMENDATION

     On January 7, 2003, the Sub-Advisory Agreement was approved by the Company's directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Company or the New Adviser.

     With respect to the approval of the Sub-Advisory Agreement, the directors considered, among other things: (i) the terms and conditions of the Sub-Advisory Agreement, including the fact that the Sub-Advisory Agreement was substantially the same as the New Advisory Agreement and the Previous Advisory Agreement; (ii) the nature, quality and extent of the services provided under the Previous Advisory Agreement and the representation that services under the New Advisory Agreement and Sub-Advisory Agreement would be the same; (iii) information concerning the Sub-Adviser, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (iv) information on the profitability of the Sub-Adviser; (v) the code of ethics of the Sub-Adviser; and (vi) the recommendation of the Previous Adviser and the New Adviser. After consideration of all of this information and such other items as they deemed appropriate, the directors concluded that the Sub-Advisory Agreement contained terms that were fair and reasonable to the Fund. The directors, including a majority of the directors who are not "interested persons" of the Fund or the New Adviser, unanimously approved the Sub-Advisory Agreement and recommended that such Sub-Advisory Agreement be approved by the shareholders of the Fund.

     In the event that the New Advisory Agreement is approved at the Special Meeting but the Sub-Advisory Agreement is not approved, the Board of the Company will have to determine what additional steps are in the interest of the Fund and its shareholders. The New Adviser may not agree to continue to provide services to the Fund if the Sub-Advisory Agreement is not approved. The Board would need to consider how the Fund could continue to operate in the event the Sub-Adviser is not approved, the New Adviser does not continue and another investment adviser cannot be found to serve on terms acceptable to the Fund.

INFORMATION CONCERNING THE SUB-ADVISER

     The Sub-Adviser's offices are located at 146 Front Street, Suite 204, Mill Wharf Plaza, Scituate, Massachusetts 02066. Robert J. Sullivan solely owns the Sub-Adviser.

     The following are the names, addresses and principal occupations of the principal executive officer and each director of the Sub-Adviser:

----------------------------------------------------------------------
Name, address and position          Principal occupation
----------------------------------------------------------------------
----------------------------------------------------------------------
Robert J. Sullivan                  Mr. Sullivan is Chairman,
5 Driftwood Lane                    President and Treasurer of the
Scituate, Massachusetts 02066       Satuit Capital Management Trust,
                                    since December, 2000; He is
Managing Director and Investment    Portfolio Manager of the Satuit
Officer                             Capital Micro Cap Fund.  Prior
                                    to joining the Sub-Adviser, Mr. Sullivan was
                                    employed from 1993 to 2000 by Cadence
                                    Capital Management where he served as
                                    Portfolio Manager/Senior Equity Analyst.
----------------------------------------------------------------------

     The Sub-Adviser also acts as investment adviser to the Satuit Capital Micro Cap Fund (the "Micro Cap Fund"), a series of the Satuit Capital Management Trust (the "Trust"). The Micro Cap Fund has a similar investment objectives to the Fund. As of December 31, 2002, the Micro Cap Fund had net assets of $4.7 Million. For its services provided to the Micro Cap Fund, the Sub-Adviser is entitled to receive investment advisory fees accrued daily at an annual rate of 1.25% of its average daily net assets.

     In addition, in the interest of limiting expenses of the Micro Cap Fund, the Sub-Adviser entered into a contractual expense limitation agreement with the Trust whereby the Sub-Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Micro Cap Fund are limited to 2.80%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized on accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE COMPANY, RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE SUB-ADVISORY AGREEMENT

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

     A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

     Approval of the New Advisory Agreement and the Sub-Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

     Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the New Advisory Agreement and the Sub-Advisory Agreement requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the New Advisory Agreement and the Sub-Advisory Agreement.

                             ADDITIONAL INFORMATION

SERVICE PROVIDERS

     The Fund's administrator is Commonwealth Shareholder Services, Inc., and its principal underwriter is First Dominion Capital Corp., each of which is located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table provides certain information as of February 7, 2003, the record date for the Special Meeting, with respect to those persons known to the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

                                Number of Shares        Percent
Names and Addresses             Beneficially Owned      of Fund

Dain Rauscher Custodian for       1,273,479.268         30.776%
A/C #129262187914
12716 Split Creek Court
North Potomac, MD 20878

     As of February 7, 2003, the following persons owned of record shares of the Fund in the following amounts:

                               Number of Shares         Percent
Names and Addresses            0f Record Owned          of Fund

Charles Schwab & Co.             694,475.646            16.783%
101 Montgomery Street
San Francisco, CA  94104

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides certain information as of February 7, 2003, the record date for the Special Meeting, with respect to the beneficial ownership of the Fund's shares by (1) each director and (2) all directors and officers as a group:

                                Number of Shares        Percent
Name                            Beneficially Owned      of Fund

John Pasco, III                             0            0.000%
Samuel Boyd, Jr.                    1,117.945            0.027%
Paul M. Dickinson                   1,037.127            0.025%
William E. Poist                    2,697.320            0.065%
All directors and officers
   as a group                   1,278,331.660           30.893%

                              SHAREHOLDER PROPOSALS

     The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, c/o 1500 Forest Street, Suite 223, Richmond, VA 23229.


Dated February 25, 2003

                              THE WORLD FUNDS, INC.
                                  GENOMICSFUND
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 25, 2003
















     The undersigned  hereby constitutes and appoints John Pasco, III and Darryl
S. Peay, or any of them, with power of substitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the GenomicsFund to be held at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 on the 25th day of March, 2003 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

      1. To approve an Investment Advisory Agreement between Commonwealth Capital Management, LLC, and The World Funds, Inc., on behalf of the GenomicsFund.


                FOR_____      AGAINST_____         ABSTAIN_____

      2. To approve a Sub-Advisory Agreement between Commonwealth Capital Management, LLC, and Satuit Capital Management, LLC, authorizing Satuit Capital Management, LLC to serve as sub-adviser for the GenomicsFund.


                FOR_____      AGAINST_____         ABSTAIN_____

           To transact such other business as may properly come before the Meeting. Management knows of no other such business.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1 AND NO. 2 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



----------------------    -----------------------   -----------------
SIGNATURE                      SIGNATURE (JOINT OWNER)        DATE

PLEASE DATE AND SIGN NAME OR NAMES TO  AUTHORIZE  THE VOTING OF YOUR SHARES
AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.



        PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                                                                      EXHIBIT  A
                                                           ----------
                          INVESTMENT ADVISORY AGREEMENT


     Investment Advisory Agreement (the "Agreement") dated this __ day of March, 2003 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

     WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the GenomicsFund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

     The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Advisor and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

     4. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.00% on the first $250 million of average net assets; 0.875% on assets in excess of $250 million and not more than $500 million of average net assets; and 0.75% on average net assets over $500 million.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a. Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its proportionate share of auditing and legal expenses;

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The Advisory fee payable to the Adviser, as provided in paragraph 4 herein;

           l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

           m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

     7. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

     8. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

     9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

     10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

     11. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

     12. License of Name. The Adviser hereby authorizes the Fund to use the name "GenomicsFund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly re-designate the name of the Portfolio to eliminate any reference to the name "GenomicsFund" or any derivation thereof unless the Adviser waives this requirement in writing.

     13. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

     15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

          (a)  To the Fund at:          1500 Forest Avenue
                                        Suite 223
                                        Richmond, VA 23229

          (b)  To the Adviser at:       1500 Forest Avenue
                                        Suite 223
                                        Richmond, VA 23229

     16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     17. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     18. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        Commonwealth Capital Management, LLC


                                        BY: ____________________________________
                                            John Pasco, III
                                            Chairman of the Board and
                                            Chief Executive Officer


                                        The World Funds, Inc.



                                        BY: ____________________________________
                                            John Pasco, III
                                            Chairman

                                                                       EXHIBIT B
                                                                       ---------

                             SUB-ADVISORY AGREEMENT


     Investment Advisory Agreement (the "Agreement") dated March __, 2003 by and between Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and Satuit Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     WHEREAS, The World Funds, Inc. (the "Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of several series of shares, each having its own investment objective and policies;

     WHEREAS, the Company has retained the Adviser to furnish investment advisory and management services to the GenomicsFund series of the Company (the "Fund"), subject to the control of the Company's Board of Directors, and the Adviser is willing to so furnish such services; and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser, as permitted by the Adviser's Investment Advisory Agreement, hereby appoints the Sub-Adviser to act as the sub-advisor to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. Duties of the Sub-Adviser. Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Sub-Adviser's activities which the Company is required to maintain, and to render regular reports to the Adviser, the Company's Officers and Board of Directors and to the Administrator concerning the Sub-Adviser's discharge of the foregoing responsibilities.

     The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Company's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Company's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Company will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

     The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     3. Portfolio Transactions. The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company as set forth from time to time in the Prospectuses and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Company and to the Administrator such information relating to portfolio transactions as they may reasonably request.

     It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

     4. Compensation of the Sub Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this
Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     6. Reports. The Sub-Adviser agrees to furnish to the Adviser and the Company current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund's financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

     7. State of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Company are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Company are not impaired thereby.

     Pursuant to comparable agreements, the Adviser and/or the Company may also retain the services of the Sub-Adviser to serve as the investment advisor or sub-adviser of other series of the Company.

     8. Books and Records. In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

     9. Limitation of Liability of Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

     10. Permissible Interest. Directors, agents, and shareholders of the Company or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company or the Adviser as directors, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Company or the Adviser as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Company's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Company.

     11. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Company at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty
(60) days written notice. This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Company with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

     13. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

           (a) To the Company at:

                          1500 Forest Avenue
                          Suite 223
                          Richmond, VA   23229

           (b) To the Adviser at:

                          1500 Forest Avenue
                          Suite 223
                          Richmond, VA   23229

           (c) To the Sub-Adviser at:

                          146 Front Street
                          Suite 204
                          Scituate, MA   23218

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     15. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     16.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                               COMMONWEALTH CAPITAL MANAGEMENT, LLC


                               BY:
                                    -------------------------------
                                    Name:  John Pasco, III
                                    Title: Chairman of the Board and
                                           Chief Executive Officer



                               SATUIT CAPITAL MANAGEMENT, LLC



                               BY:
                                    -------------------------------
                                    Name:  Robert J. Sullivan
                                    Title: Managing Director

                                  SCHEDULE A TO

                             SUB-ADVISORY AGREEMENT

                                 BY AND BETWEEN

    COMMONWEALTH CAPITAL MANAGEMENT, LLC AND SATUIT CAPITAL MANAGEMENT, LLC

                                ON BEHALF OF THE

                                  GENOMICSFUND




     Pursuant to Paragraph 4 of the Sub-Advisory Agreement, dated March __, 2003, between Commonwealth Capital Management, LLC (the "Adviser") and Satuit Capital Management, LLC (the "Sub-Adviser") for the GenomicsFund series of The World Funds, Inc. (the "Fund"), the Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

     The amount of such fee shall be 50% of the investment advisory fee received by the Adviser on the assets which are subject to the supervision of the Sub-Adviser less 50% reduction in such fee resulting from any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Sub-Adviser in writing in advance of such reduction.